SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

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Check the appropriate box:
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[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                         MICHIGAN FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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    Items 22(a)(2) of Schedule A.
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    14a-6(i)(3).
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                                     [LOGO]
                         MICHIGAN FINANCIAL CORPORATION
                          101 WEST WASHINGTON STREET
                          MARQUETTE, MICHIGAN 49855

                                                                March 22, 1996

To the Stockholders:

The 1996 Annual Meeting of Stockholders will be held in the Ancestors Room of the Ramada Inn, 412 West Washington Street, Marquette, Michigan, on Tuesday, April 30, 1996 at 1:30 p.m., local time, in accordance with provisions of the bylaws. The formal notice and accompanying proxy statement describe the matters to be acted upon at the meeting.

A copy of the Corporation's Annual Report for the year 1995 is enclosed.

You are cordially invited to attend the meeting. It is important that your shares be represented, regardless of the number you own. WE REQUEST THAT YOU SIGN AND DATE THE ENCLOSED PROXY, INDICATE YOUR CHOICES WITH RESPECT TO THE MATTERS TO BE VOTED UPON AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE.

                                   Sincerely yours,

                                   /s/ Howard L. Cohodas
                                   HOWARD L. COHODAS
                                   Chairman


                                     [LOGO]
                         MICHIGAN FINANCIAL CORPROATION
                          101 WEST WASHINGTON STREET
                          MARQUETTE, MICHIGAN 49855

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Michigan Financial Corporation will be held in the Ancestors Room of the Ramada Inn, 412 West Washington Street, Marquette, Michigan, on Tuesday, April 30, 1996 at 1:30 p.m., local time, for the following purposes:

         1. To elect twelve (12) directors to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record as shown on the transfer books of the Corporation at the close of business on March 1, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof. Stockholders are encouraged to sign and date the enclosed proxy, indicate their choices with respect to the matters to be voted upon and return the proxy promptly in the enclosed self-addressed envelope.

                                   By Order of the Board of Directors

                                   /s/ Kenneth F. Beck
                                   KENNETH F. BECK
                                   Secretary

March 22, 1996



                        MICHIGAN FINANCIAL CORPORATION
                          101 WEST WASHINGTON STREET
                          MARQUETTE, MICHIGAN 49855


                               ----------------
                               PROXY STATEMENT
                               ----------------


GENERAL INFORMATION
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Michigan Financial Corporation, 101 West Washington Street, Marquette, Michigan 49855 (the "Corporation"), of proxies for use at the Annual Meeting of Stockholders of the Corporation to be held in the Ancestors Room of the Ramada Inn, 412 West Washington Street, Marquette, Michigan, on Tuesday, April 30, 1996, at 1:30 p.m., local time, and any adjournment thereof .

This Proxy Statement has been mailed on or about March 22, 1996, to all holders of common stock of the Corporation as of the record date.

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitations by mail, officers and regular employees of some or all of the Corporation's member banks may solicit proxies by telephone or in person.

VOTING AT THE MEETING
The Board of Directors of the Corporation has fixed the close of business on March 1, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournments thereof . The Corporation has only one class of common stock and no preferred stock. There are 5,598,267 shares of common stock of the Corporation outstanding as of March 1, 1996. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it is exercised at the meeting. Shares may not be voted cumulatively.

ELECTION OF DIRECTORS
The following twelve (12) nominees are proposed to be elected at the meeting to serve until the next annual meeting and until their successors shall be elected and have qualified. All nominees are currently directors of the Corporation. The directors' terms expire as of the annual meeting. A majority of votes cast at the meeting is necessary for election.

In the event that any nominees shall be unable to serve, which is not now contemplated, the proxy holders may vote for a substitute nominee. Proxies will be voted in favor of the nominees unless authority to do so is withheld.

                                                                                         DIRECTOR
NAME                   AGE                   PRINCIPAL OCCUPATION                         SINCE
 ------------------------------------------------------------------------------------------------
Alfred J. Angeli        45   Vice President, Angeli Foods Company                          1992

Kenneth F. Beck         58   Senior Vice President, Treasurer, and Secretary;              1986
                             Michigan Financial Corporation

Gary L. Butryn          49   President and General Manager, Mead Publishing Paper          1991
                             Division, Mead Corporation

Willard M. Carne        63   Owner, Carne's Amoco Service                                  1985

Howard L. Cohodas       51   Chairman and President, Michigan Financial Corporation        1974

Willard L. Cohodas      81   Executive Vice President, Cohodas Bros. Co. of Michigan,      1972
                             Real Estate & Investments

Clarence R. Fisher      56   Chairman and President, Upper Peninsula Energy                1994
                             Corporation and Upper Peninsula Power Company

Hugh C. Higley, Jr.     50   Senior Vice President, Interstate Welding Sales               1987
                             Corporation

David Holli             58   President, Holli Forest Products, Inc.                        1988

Daniel H. Lori          49   Owner, Lori Associates, Inc. Office Equipment Sales and       1991
                             Services

Fred M. Saigh           75   Chairman, First National Underwriters, Inc.                   1986

James L. Smith          56   President, MFC First National Bank, Escanaba                  1980

For the previous five years, all directors have either been engaged in the principal occupations specified above or in other executive positions with their respective organizations. Directors Beck, H. Cohodas, and Smith have been principally employed by the Corporation or a member bank during the previous five years.

Willard L. Cohodas is an uncle of Howard L. Cohodas.

The Board of Directors held seven regularly scheduled meetings in 1995. Director W. Cohodas attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors and all the committees of the Board of Directors on which he served.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                         VOTE FOR EACH OF THE NOMINEES

COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors of the Corporation has an Audit Committee comprised of directors Angeli, Fisher, Holli, and Lori. This Committee held four meetings in 1995. The Committee is responsible for the recommendation of an independent accounting firm to be engaged for the external audit, directing and supervising investigations into matters relating to audit functions, reviewing with independent auditors the plan and results of the external audit, the establishment and continued supervision of internal auditing procedures, reviewing the degree of independence of the auditors, and reviewing the adequacy of internal accounting controls.

The Corporation does not have Compensation or Nominating Committees. The Corporation has a Personnel Committee comprised of directors Butryn, H. Cohodas, Higley, and Holli and Vice President-Human Resources, Ward L. Rantala, which performs functions similar to those of a Compensation Committee. This Committee held one meeting in 1995. The Committee is responsible for reviewing the annual compensation of the officers of the Corporation and the chief executive officers of the member banks and making recommendations to the Board of Directors.

PERSONNEL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
DECISIONS
The members of the Personnel Committee during 1995 were directors Butryn, H. Cohodas, Higley and Holli and Vice President-Human Resources, Ward L. Rantala. Mr. H. Cohodas is the chief executive officer of the Corporation and also of MFC First National Bank, Marquette. In addition, he is Chairman of the Board of each of the Corporation's member banks and its insurance subsidiary. Mr. Rantala also serves as Vice President-Human Resources of MFC First National Bank, Marquette. Mr. Rantala does not participate in any of the procedures which pertain to his compensation or other related matters and is excused from the committee meetings at such times.

MANAGEMENT REMUNERATION AND TRANSACTIONS

REMUNERATION
The following table sets forth compensation of the chief executive officer and of each executive officer whose total remuneration exceeded $100,000, paid or expensed by the Corporation, its member banks or its insurance subsidiary, during calendar year 1995.

                          SUMMARY COMPENSATION TABLE


                                                                   LONG TERM
                                      ANNUAL COMPENSATION     COMPENSATION AWARDS
                                      -------------------     -------------------
     NAME AND PRINCIPAL                                      SECURITIES UNDERLYING     ALL OTHER
          POSITION            YEAR    SALARY       BONUS(1)        OPTIONS #(2)      COMPENSATION(3)
          --------            ----    ------       --------        ------------      ---------------
Howard L. Cohodas             1995    $172,000     $47,767           8,000               $1,723
Chief Executive Officer       1994     147,000      29,400           8,000                1,352
                              1993     140,000      17,500                                1,427

Kenneth F. Beck               1995      97,100      27,889           5,000                1,212
Chief Financial Officer       1994      92,500      18,500           5,000                1,006
                              1993      88,000      11,000                                  918

(1) Consists of awards paid as determined under the Executive Incentive Plan described on page 5.

(2) Granted pursuant to the Michigan Financial Corporation Stock Option Plan described on page 5.

(3) Consists of employer contributions to the Employee Savings and Stock Ownership Plan.

The following table presents information about option grants to the named executive officers for the year ended December 31, 1995. All options granted to the named executive officers were granted pursuant to the Michigan Financial Corporation Stock Option Plan.

                      OPTION GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS
                    -------------------------------------------------------------------   POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                     NUMBER OF                                                                   ANNUAL
                    SECURITIES                                                            RATES OF STOCK PRICE
                    UNDERLYING    PERCENT OF TOTAL                                          APPRECIATION FOR
                      OPTIONS     OPTIONS GRANTED    EXERCISE PRICE                            OPTION TERM
                      GRANTED       TO EMPLOYEES           PER            EXPIRATION           -----------
 NAME                    #         IN FISCAL YEAR         SHARE              DATE           5%              10%
 ----                  -----       --------------         -----              ----          ----             ----
Howard L.
Cohodas                8,000            17.0%            $28.00       December 18, 2005   $140,872      $356,998

Kenneth F. Beck        5,000            10.6              28.00       December 18, 2005     88,045       223,124

The following table presents information about option exercises by the named executive officers for the year ended December 31, 1995 and options held by each of them at year end.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

                                                        NUMBER OF
                                                   SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                                                        UNEXERCISED            IN-THE-MONEY OPTIONS
                       SHARES                       OPTIONS AT YEAR END             AT YEAR END
                    ACQUIRED ON      VALUE                   #                           $
                      EXERCISE     REALIZED    ---------------------------    ---------------------------
NAME                    #             $        EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                  -----         -----      -----------   -------------    -----------   -------------
Howard L.
Cohodas                 N/A           N/A           0             16,000            0          $78,000
Kenneth F. Beck         N/A           N/A           0             10,000            0           48,750

PENSION PLAN
The Corporation has a qualified defined benefit pension plan covering all corporate and member bank employees who have at least one year of service and have attained age 21. Retirement benefits are substantially dependent upon the years of credited service and salary of each plan participant. The following table sets forth estimated annual benefits payable to persons retiring at age 65 in 1996 in specified remuneration and years-of-service classifications. At December 31, 1995 Mr. H. Cohodas had 25 years of service under the plan, and Mr. Beck 17 years. The benefit amounts listed in the table are not subject to reduction for social security benefits or other amounts.

                                 ANNUAL BENEFIT FOR YEARS OF SERVICE INDICATED
 HIGHEST CONSECUTIVE 5 YEAR      ---------------------------------------------
   AVERAGE REMUNERATION       15 YRS.     20 YRS.     25 YRS.    30 YRS. AND OVER
---------------------------   ------     --------    --------    ----------------
         $125,000             $34,915    $ 46,553    $ 58,191        $ 69,830
          150,000              42,415      56,553      70,691          84,830
          175,000              49,915      66,553      83,191          99,830
          200,000              57,415      76,553      95,691         114,830
          225,000              64,915      86,553     108,191         120,000
          250,000              72,415      96,553     120,000         120,000
          275,000              79,915     106,553     120,000         120,000

              PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY
The Corporation applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Corporation result from the coordinated efforts of all individuals working toward common objectives. The Corporation strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and stockholders.

The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Corporation to attract, retain and reward executive officers who contribute to the long-term success of the Corporation. The Corporation's compensation program for executive officers is based on the same four principles applicable to compensation decisions for all employees of the Corporation:

* The Corporation pays competitively.

The Corporation is committed to providing a pay program that helps attract and retain qualified industry professionals. To ensure that pay is competitive, the Corporation compares its pay practices annually with peer group financial institutions and establishes its pay parameters based on this review.

* The Corporation pays for relative sustained performance.

Executive officers are rewarded based upon corporate performance, member bank performance and individual performance. Corporate performance and member bank performance are evaluated by reviewing the extent to which strategic and business plan goals are met. Individual performance is evaluated by reviewing organizational and management objectives, and the degree to which teamwork and corporate values are fostered.

* The Corporation strives for fairness in the administration of pay.

The Corporation applies its compensation philosophy system-wide. The Corporation strives to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives.

* The Corporation believes employees should understand the performance evaluation and pay administration process.

The evaluating manager gives the employee ongoing feedback on performance.

BASE SALARIES
Base salaries for new management employees are established initially by evaluating the responsibilities of the position and the experience of the individuals relative to salaries for comparable positions at comparable companies within the banking industry.

Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Corporation, the performance of the executive, and any change in the executive's responsibilities. Salary adjustments are determined and normally made on a 12 month cycle. Compensation has been and will continue to be tax deductible.

ANNUAL BONUSES
The Corporation has an executive incentive plan in which members of management selected by the Personnel Committee participate. The plan, which is administered by the Committee, annually may award to senior management (including Mr. H. Cohodas and Mr. Beck) up to 40% of an executive's base salary, to be paid out over a three year measurement period. Up to 20% may be earned during the first year of the period and up to 10% in each of the next two years. The amounts of these cash awards are determined based upon a combination of the level of achievement by the Corporation of its strategic and operating goals and the level of achievement of individual operating unit objectives. Awards are determined annually after the close of each fiscal year. Failure to achieve the objectives in any plan year not only results in no payment of the current year incentive but also terminates any accrued incentives from prior periods.

During 1993 maximum awards were limited to 25% of an executive's base salary, based upon a one year measurement period. All cash awards earned were paid as soon as practicable after the close of the fiscal year.

STOCK OPTION PLAN
In 1994 the Corporation adopted a stock option plan for the Corporation's key employees in order to foster alignment of the interests of the named executive officers and certain other members of senior management with stockholder interests. This plan is administered by the Personnel Committee.

The plan provides that stock options may be granted to individuals who are in positions to most significantly influence the longer-term performance of the Corporation. The size of stock option grants is based primarily on competitive practice and is generally targeted to be consistent with peer group financial institutions. However, the size of stock option awards can be adjusted upward or downward based on a subjective evaluation of individual contributions and potential. The Committee's objective is to deliver a competitive award opportunity, based on the aggregate exercise price of the shares subject to the option. As a result, the number of shares underlying stock option awards varies and is dependent on the stock price on the date of grant.

Options are granted at the then current fair market value, and the future value to be realized from options granted under the plan is dependent upon the extent to which the Corporation's performance is reflected in the market price of its common stock at the time the options are exercised in the future. The date of exercise, and, thus the time period within which value may be realized and the relationship of that value to the Corporation's performance, will be determined by the individual option holder. The plan does not permit the adjustment of the exercise price, except to recognize changes in capitalization, such as stock splits and dividends, following the option grant.

The Committee has been advised that compensation arising from the exercise of outstanding stock options as well as options to be granted under the plan will be deductible for Federal income tax purposes.

CHIEF EXECUTIVE OFFICER COMPENSATION
Specifically with regard to the compensation of Mr. H. Cohodas, the Corporation's chief executive officer since 1989, the Personnel Committee undertook the same evaluation set forth above with respect to officers generally. As with the other corporate officers, Mr. Cohodas's compensation (both base salary and incentive bonus) has been increased in recent years as profitability and overall performance of the Corporation also increased. In granting a stock option for 8,000 shares to Mr. H. Cohodas in 1995, the Committee considered his individual performance and the compensation practices of the peer group.

By the Personnel Committee: Gary L. Butryn, Chairman, Howard L. Cohodas, Hugh
C. Higley, Jr., David Holli, Ward L. Rantala.

REMUNERATION OF DIRECTORS
Directors of the Corporation who are not employees of the Corporation, its member banks or insurance subsidiary are paid $750 quarterly plus $750 per meeting of the Board of Directors attended and $250 per committee meeting attended.

TRANSACTIONS WITH MANAGEMENT
Some of the directors and officers of the Corporation and the companies with which they are associated were customers of, and had banking transactions with, some of the Corporation's member banks in the ordinary course of business during 1995. In the opinion of management, all loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectability or present other unfavorable features.

                              PERFORMANCE GRAPH

The graph below compares the performance of Michigan Financial Corporation Common Stock to the Nasdaq Market Index and the Media General Index, respectively, over the five year period ended December 31, 1995. The graph assumes that the value of an investment in MFC and each index was $100 at January 1, 1991 and that all dividends were reinvested on a quarterly basis.

(1) The Media General Index is compiled by Media General Financial Services, a financial data publisher. The index is composed of 104 Nasdaq banks and bank holding companies located in the East North Central Region.

                                                     FISCAL YEAR ENDING
                                  --------------------------------------------------------
                                   1990    1991      1992      1993      1994      1995
                                  --------------------------------------------------------
 Michigan Financial Corporation    100    125.08    187.04    241.95    339.72    520.96
 -----------------------------------------------------------------------------------------
 Industry Index (Media General)    100    166.70    215.34    224.74    209.59    305.67
 -----------------------------------------------------------------------------------------
 Broad Market (NASDAQ)             100    128.38    129.64    155.50    163.26    211.77
 -----------------------------------------------------------------------------------------


                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 1, 1996 as to common stock of the Corporation owned of record or beneficially owned by each person who owned more than 5% of the common stock, no par value, of the Corporation.


                             AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                             -----------------------------------------
                           SOLE VOTING      SHARED VOTING    TOTAL SHARES
                          & INVESTMENT      & INVESTMENT     BENEFICIALLY        PERCENT
NAME & ADDRESS               POWER            POWER          OWNED (NOTE)     OF CLASS (NOTE)
--------------               -----            -----          ------------     ---------------
Howard L. Cohodas
Marquette, Michigan          201,615         1,065,082(1)     1,266,697           22.6%

Willard L. and Lois W.
(wife) Cohodas
Marquette, Michigan                            840,623(2)       840,623           15.0

MFC First National
Bank
Marquette, Michigan          415,700           393,933          809,633(3)        14.5

Lawrence C. Frank
Yakima, Washington           193,656           581,001(4)       774,657           13.8

Paul E. Oberman
Englewood, Colorado           18,715           423,535(5)       442,250            7.9

Sylvia Cohodas
Longboat Key, Florida                          422,016(6)       422,016            7.5


NOTE-THE ACTUAL TOTAL NUMBER OF SHARES OVER WHICH THE PERSONS NAMED IN THE ABOVE TABLE HAVE VOTING AND/OR INVESTMENT POWER IS 2,714,952, WHICH REPRESENTS 48.5% OF THE TOTAL OUTSTANDING SHARES.

(1) Includes 385,126 shares with shared voting power included in a voting agreement with Willard L. Cohodas of Marquette, Michigan and Lawrence C. Frank of Yakima, Washington, and 415,450 shares with sole voting power pursuant to a voting agreement under (6) below.

(2) Includes 262,338 shares owned but included in a voting agreement under (5) below and 385,126 shares with shared voting power included in a voting agreement with Howard L. Cohodas of Marquette, Michigan and Lawrence C. Frank of Yakima, Washington.

(3) The shares beneficially owned by MFC First National Bank include (i) 95,741 shares under the MFC Employee Savings and Stock Ownership Plan, (ii) 140,324 shares held for one member of the Cohodas family not shown in the table above, and (iii) 573,568 shares held by trusts or in similar accounts for 182 customers other than members of the Cohodas family.

(4) Includes 385,126 shares with shared voting power included in a voting agreement with Howard L. Cohodas and Willard L. Cohodas of Marquette, Michigan.

(5) Consists of 423,535 shares with sole voting power pursuant to a voting agreement involving Willard L. Cohodas and Lois W. Cohodas of Marquette, Michigan, Nancy C. Oberman and Paul E. Oberman of Englewood, Colorado; and Lynn C. Stahl and Sam Stahl of San Antonio, Texas.

(6) Consists of 415,450 shares owned but included in a voting agreement with Howard L. Cohodas of Marquette, Michigan and 6,566 shares included in a voting agreement between Howard L. Cohodas and Willard L. Cohodas of Marquette, Michigan, and Lawrence C. Frank of Yakima, Washington.

The following table sets forth certain information as of March 1, 1996 as to the common stock, no par value, of the Corporation owned beneficially by each director, and by all directors and executive officers of the Corporation as a group.


                             AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                             -----------------------------------------
                           SOLE VOTING      SHARED VOTING    TOTAL SHARES
                          & INVESTMENT      & INVESTMENT     BENEFICIALLY        PERCENT
NAME & ADDRESS               POWER            POWER          OWNED (NOTE)     OF CLASS (NOTE)
--------------               -----            -----          ------------     ---------------
Alfred J. Angeli              4,874           1,089             5,963            *

Kenneth F. Beck               1,467          21,000            22,467            *

Gary L. Butryn                  200             600               800            *

Willard M. Carne                234          15,290            15,524            *

Howard L. Cohodas           201,615       1,065,082(2)      1,266,697          22.6%

Willard L. Cohodas                          840,623(3)        840,623          15.0%

Clarence R. Fisher              582           1,227             1,809            *

Hugh C. Higley, Jr.           1,027                             1,027            *

David Holli                   2,088           1,017             3,105            *

Daniel H. Lori                                8,413             8,413            *

Fred M. Saigh                 9,900          12,342            22,242            *

James L. Smith                1,915           1,914             3,829            *

All Directors and
Executive Officers as
a Group (13 persons)        224,959       1,390,961         1,615,920          28.9%


(1) Includes shares vested in the Employee Savings and Stock Ownership Plan for participating employees.

(2) See note 1 on page 7 for additional information regarding the share ownership of Mr. H. Cohodas.

(3) See note 2 on page 7 for additional information regarding the share ownership of Mr. W. Cohodas.

* Less than 1% of the class outstanding.

                  RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The Board of Directors of the Corporation appointed the firm of Ernst & Young LLP, certified public accountants, as auditors for the Corporation, its member banks and insurance subsidiary for 1995. As of this date, auditors have not yet been appointed for 1996. The Audit Committee has not completed its review of audit costs for 1995 and has not recommended auditors for 1996 to the Board of Directors.

A representative of Ernst & Young LLP is expected to be present at the annual meeting of stockholders, will be available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

                STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

Any proposals which stockholders of the Corporation intend to present at the next annual meeting of the Corporation must be received by November 22, 1996 for inclusion in the Corporation's proxy statement and proxy form for that meeting.

                                OTHER MATTERS

As of the date of the proxy statement, the Board of Directors knows of no other matters to be brought before the meeting. However, if any other matter should be presented upon which a vote properly may be taken, the proxy holders will act in accordance with their best judgment.



                                   By Order of the Board of Directors

                                   /s/ Kenneth F. Beck
                                   KENNETH F. BECK
                                   Secretary

March 22, 1996



[LOGO] MICHIGAN                       PROXY
       FINANCIAL
       CORPORATION

101 WEST WASHINGTON STREET--MARQUETTE, MICHIGAN 49855

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints James F. Duranceau, Ronald P. Maki and Linda Olgren, or any one of them, as Proxies, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Michigan Financial Corporation held on record by the undersigned on March 1, 1996 at the annual meeting of stockholders to be held on April 30, 1996 or any adjournment thereof.


1. ELECTION OF DIRECTORS

[ ] FOR all nominees listed below
    (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY
    to vote for nominees listed below

A. Angeli, K. Beck, G. Butryn, W. Carne, H. Cohodas, W. Cohodas, C. Fisher,
H. Higley, Jr., D. Holli, D. Lori, F. Saigh, and J. Smith.

--------------------------------------------------------------------------------

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, which the Board of Directors did not know a reasonable time before the solicitation of the proxy, was to be presented at the meeting.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                          CONTINUED FROM OTHER SIDE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                      DATED _______________________________ 1996

                                      __________________________________________
                                      SIGNATURE

                                      __________________________________________
                                      SIGNATURE IF HELD JOINTLY

                                      PLEASE MARK, SIGN, DATE AND RETURN THE
                                      PROXY CARD PROMPTLY USING THE ENCLOSED
                                      ENVELOPE